Exhibit 10.1
                                                Confidential Treatment Requested

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                             Memorandum of Agreement

                                     between

                         London Bridge Software Limited

                                        &

                         Phoenix International Ltd, Inc.


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                                                Confidential Treatment Requested

                               Marketing Agreement

     This Marketing Agreement (the "Agreement") executed by and between London Bridge Software Limited ("LBS"), whose registered office is situate at 16th Floor, New London Bridge House, 25 London Bridge Street, London SE1 9SG and Phoenix International Ltd, Inc. ("Phoenix"), whose principal place of business is 500 International Parkway, Heathrow, Florida 32746 USA.

      STATEMENT OF PURPOSE

      WHEREAS, LBS is in the business of developing, inter alia, customer relationship management software applications and integration services.

      WHEREAS Phoenix wishes to market, distribute, resell, display, demonstrate and /or solicit orders for the Software to current and prospective customers of Phoenix.

      AGREEMENT

      In consideration for the mutual promises set forth below and for other valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Definitions. The following terms are incorporated herein by reference:

      1.1 End-User - An existing or prospective customer of Phoenix to whom Phoenix distributes the Software for use in the regular course of such customer's business, but specifically not for the purpose of sublicensing. An existing customer of Phoenix means a third party, its Affiliates and its successors and assign that has entered into a written licence and/or service agreement with Phoenix for the use of Phoenix's products and/or services.

      1.2 End-User License Agreement- The form of agreement whereby LBS grants the End-User the right and license to use the Software and establishes the terms for such use.

      1.3     Maintenance  -  The  telephone  and  facsimile   support,   remote
              diagnostics, and updates and upgrades to the Software, which are provided to the End-User for an annual subscription fee.

      1.4 Software - Are LBS Software which consist of one or more of the products listed in Schedule B which may be updated periodically, as well as the associated documentation created for use with said Software such as reference guides, user manuals, and on-line help. Software shall also include all updates and upgrades to those items listed in Schedule B, as well as future products which LBS chooses to make available to Phoenix.

      1.5     Payments - Monies due to LBS from Phoenix.

      1.6 Proprietary Information- Any written information marked as confidential at the time of disclosure, or any other information of either party which, under the circumstances, reasonably ought to be considered confidential and

              Proprietary, including but not limited to all business and marketing plans, customer lists, Products, software, technical specifications and technical and user documentation. Proprietary Information shall not include information which (i) is lawfully in the other party's possession prior to the disclosure; (ii) is lawfully disclosed to such party by a third party without restrictions on its disclosure; (iii) is independently developed by such party; or (iv) became known to such party from a source other than the other party other than by the breach of an obligation of confidentiality owed to the other party.

      2.      Grant of Rights

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                                                Confidential Treatment Requested

2.1 Grant of Distribution: Subject to the terms and conditions of this Agreement, LBS hereby grants to Phoenix a non-exclusive, non-transferable licence for the term of this Agreement to use and market the Software (in their unmodified form) to End-Users only for use in association with the Phoenix System ("Phoenix System") of Phoenix. This clause shall in no way limit the ability of LBS to market, license, and support the Software, either directly or indirectly to whomsoever it chooses.

              Where Phoenix identifies a prospective user of the Software for use not in association with Phoenix System, Phoenix shall seek the permission of LBS to sell the Software to this named client. The granting or refusal of permission shall be in the absolute discretion of LBS.

2.2 Ownership: All right, title, and interest in and to the Software and all copyrights, patents, trademarks, or other intellectual property or proprietary rights contained therein shall remain exclusively with LBS. This clause 2.2 shall survive termination of this Agreement.

2.3 Copies: Phoenix may copy and use the Software as reasonably necessary to demonstrate, market and support the Software to End-Users and otherwise fulfill its marketing obligations under this Agreement

3.            Licensing of Products

3.1 Licensing terms. All End-User License Agreements and Maintenance agreements must be executed by LBS and the End-User. Where Phoenix is to provide level 1 initial diagnostic support to End-Users it may enter into Maintenance agreements directly with the End-Users. Such Maintenance agreements entered into by Phoenix shall be for a term no greater than five (5) years.

4.            Order/Software Procedures

4.1 Order Procedure. Upon execution of an End-User Licence Agreement Phoenix shall submit written purchase orders to LBS. LBS shall ship the Software to the End User. Any purchase order must include as a minimum, name of Software, number of licenses of each Software, the price and any agreed upon discounts, End-User name and billing address, number of users and accounts, and such other information which LBS may request from time to time.

4.2 Updated Versions. LBS shall deliver master copies of any updated versions of the Software, including fixes, enhancements, and new releases, promptly upon their availability, in the same media as Phoenix received the prior version. LBS shall also deliver to Phoenix any other materials necessary for Phoenix to incorporate such updates in existing Software or to supersede prior versions.

4.3 Discontinuance: LBS reserves the right to discontinue developing, producing, licensing, or distributing any of the LBS Software and to modify, replace or add to the LBS Software, at its sole discretion, at any time.

5.            Obligations of Phoenix and LBS

5.1           Phoenix Obligations

              5.1.1 Phoenix shall use its reasonable efforts to market, advertise and otherwise promote the Software to its existing and prospective customer base where in Phoenix's reasonable opinion it is the best solution for such existing or prospective customers' needs.

              5.1.2 Phoenix agrees to acquire and maintain throughout the term of this Agreement, at its own expense, all permissions, consents and licenses necessary to enable Phoenix to distribute and market the Software and which are necessary for the full and legal operation of this Agreement. Phoenix agrees to indemnify and hold LBS harmless from any and all claims and damages resulting from Phoenix's

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                       failure to fulfill  its  obligations  under this  clause.
                       This clause 5.1.2 shall survive termination of this Agreement.

             5.1.3 Phoenix shall comply with all applicable local laws and regulations relating to the marketing and distribution of the LBS Software, including any export regulations of the United States of America. Phoenix shall indemnify and hold LBS harmless from any claims and damages resulting from Phoenix's failure to comply with the provisions of this clause. This clause 5.1.3 shall survive termination of this Agreement.

              5.1.4 Phoenix shall not attempt to disassemble, de-compile, or reverse engineer the Software object code.

              5.1.5 Phoenix agrees to execute any and all documents reasonably necessary to protect LBS's Proprietary Information, as defined in clause 8 of this Agreement, prior to providing such Proprietary Information to any third party.

              5.1.6 Phoenix may not distribute LBS Software to any third party where Phoenix knows that the third party is licensing the LBS Software for resale or re-licensing or where the third party is reasonably considered to be a competitor of LBS. Phoenix may not use agents for resale or re-licensing of LBS Software without the written and explicit permission of LBS.

              5.1.7 Phoenix shall not register, or attempt to register, in any country in the world, any trademarks of LBS, or any other marks deemed by LBS, at its sole discretion, to be confusingly similar to existing LBS trademarks. Phoenix further agrees to cooperate and assist LBS (at LBS's request and expense) with any trademark registration efforts. The provisions of this clause 5.1.7 shall survive termination of this Agreement.

              5.1.8 After training by LBS, Phoenix shall provide level 1 initial diagnostic support to End-Users and shall report problems arising out of or in connection with the software to LBS for error resolution in accordance with the procedures attached as Schedule A These procedures may be amended from time to time.

              5.1.9 Phoenix shall be responsible for configuring the equipment purchased by the End-User for operation of the Software, for recommending that the End-User acquires equipment that is then a currently supported platform for the Software and for coordinating the installation of the equipment and Software. Such functions shall be under Phoenix's agreement and Phoenix shall keep all fees for such services.

5.2      LBS Obligations

              5.2.1 LBS agrees to deliver to Phoenix one (1) copy of the most recent version of the Software, in object code version only within five (5) business days following execution of this Agreement for use in accordance with the terms and conditions of this Agreement.

              5.2.2 Maintenance or other support services for the Software provided by LBS to End-Users shall be performed in conjunction with the provisions of Schedule A attached hereto. LBS shall provide such services only if the Software are installed in a hardware and software environment that LBS then currently supports for its End-Users.

              5.2.3 LBS shall use reasonable efforts to provide Phoenix with analysis, problem investigation and correction of errors pertaining to the Software, in accordance with the terms and conditions of this Agreement.

              5.2.4 LBS will provide up to a maximum of fifteen (15) days training regarding the use of the Software and the provision of Maintenance upon terms to be agreed between the parties. Such training shall take place at the headquarters of LBS or Phoenix, or such other location deemed suitable by LBS. Phoenix

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                       shall be  responsible  for the travel and living costs of
                       its technical personnel who undertake such training. Phoenix may purchase additional training at the then current rates of LBS.

             5.2.5 LBS agrees to acquire and maintain throughout the term of this Agreement, at its own expense, all permissions, consents and licenses necessary for the full and legal operation of this Agreement. LBS agrees to indemnify subject to the restriction on liability at clause 10.1 hereof and hold Phoenix harmless from any and all claims and damages resulting from LBS's failure to fulfill its obligations under this clause. This clause 5.2.5 shall survive termination of this Agreement.

             5.2.6 LBS agrees to execute any and all documents reasonably necessary to protect Phoenix's Proprietary Information, as defined in clause 8 of this Agreement, prior to providing such Proprietary Information to any third party.

             5.2.7 LBS shall provide all level 2 and higher support for End-Users Maintenance agreements.

             5.2.8 At the request of Phoenix, LBS and Phoenix shall work together to install the Software that an End-User licenses under the arrangements outlined in this Agreement. LBS and Phoenix personnel shall work together on such installation s and LBS shall charge Phoenix at its then standard rate and its then standard payment terms for all assistance provided in respect of these installations.

             5.2.9 Interface Development. Upon payment or upon the agreement of payment by an End-User, the parties shall jointly develop a communications protocol and functional and technical specification for an interface between the Phoenix System and the Software. Each party shall then develop its portion of the software required for the interface in accordance with such specification. Each party will own the portion of the interface it has developed.

6             Product Shipment, Payment, and Invoice Terms

6.1 Product Shipment. After receiving Phoenix's order for the Software in accordance with Section 4 of this Agreement, LBS shall ship the Software to End-Users.

6.2           Payments to LBS:

              6.2.1 Licence Fees. Upon shipment of the Software under the provisions of paragraph 6.1 above, LBS shall invoice Phoenix for all licence fees due to LBS by Phoenix under the provisions of Schedule B attached hereto. Unless previously agreed with LBS in writing Phoenix shall pay LBS at least**** per cent (****) of all such licence fees upon execution of the relevant End-User Agreement within the remainder being paid within one hundred and eighty (180) days of execution of the relevant End-User Agreement regardless of whether Phoenix receives payment from the End-User. Where Phoenix receives payment of licence fees in a greater percentage or a shorter time frame than appears above payment to LBS by Phoenix shall mirror the payments received by Phoenix from the End-User.

              6.2.2 Maintenance Fees. For Phoenix's current customers who become End-Users, Phoenix shall pay LBS the annual Maintenance fees under the provisions of Schedule B on the same schedule on which Maintenance fees are currently due from each End-User, which may be annually, quarterly, or monthly in advance. Phoenix will, upon license of the Software to each such End-User, notify LBS of such End-User's Maintenance fee payment schedule. For all new End-Users which are not currently Phoenix customers, Phoenix shall pay LBS the Maintenance fee annually in advance. Except as set forth above, LBS shall not be subject to any payment terms offered to End-User by Phoenix unless prior agreement with LBS in writing, and in any case Phoenix shall pay LBS for all Maintenance fees regardless of whether Phoenix receives payment from End-Users.

6.3           End-User   Payment.   Phoenix   shall  have   responsibility   for
              establishing prices and collecting fees from End- Users for Software licensed under any End-User License Agreement

**** Omitted pursuant to a request for confidential treatment and filed separately with the Commission
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6.3           Delinquent  Payments.  If any payment due to LBS  hereunder  shall remain unpaid for thirty (30) days following the date due, LBS may impose interest thereon at 5.0% per year over the base rate from time to time of the Royal Bank of Scotland.

6.4 Tender and Payment. All amounts to be paid under this Agreement are payable in US Dollars and all payments due hereunder shall be made payable to LBS and forwarded to LBS at its registered office or other location designated by LBS. LBS reserves the right to halt shipment of any of the Software, in whole or in part, in the event of any delinquency in payment for any prior order or shipment.

6.5 Price Adjustments. LBS reserves the right to adjust the pricing of its Software and Maintenance services upon written notification to Phoenix, provided that such notification is at least Ninety (90) days prior to any such changes. Phoenix will make Payments based upon the revised LBS list price for any licenses of the Software subsequently distributed to End-Users. The revised price list will not contain prices greater than the prices contained in the price list offered to prospective LBS customers.

6.6 Taxes. Phoenix shall collect, report, and pay to the relevant taxing authority, any property, customs excise, sales and/or use, or similar taxes (other than taxes on LBS's income generally) that arise under this Agreement. Phoenix agrees to indemnify and hold LBS harmless from any claims or damages resulting from Phoenix's failure to comply with this paragraph. This clause 6.6 shall survive termination of this Agreement.

7.            Marketing

7.1 Publicity and Advertisement. The parties may elect to issue a joint press release announcing their relationship under this Agreement. No such announcements or advertising will be made by either party without the written consent of the other.

7.2 Trademarks. LBS grants to Phoenix limited permission to use both LBS's trademarks and registered trademarks solely to identify Software licensed from LBS under this Agreement. Phoenix shall use LBS's trademarks and registered trademarks only for purposes of advertisement, promotion, and distribution of the corresponding Software and for no other purposes. Phoenix shall use such trademarks and registered trademarks in accordance with the guidelines established by LBS from time to time and shall not use such marks in any manner likely to confuse or mislead the public, or to be adverse to the best interests of LBS. No advertising or promotional literature shall use either the name of LBS its trademarks or registered trademarks or any combination of them without the prior written consent of LBS and such consent will not be unreasonably withheld.

8.            Confidentiality

8.1 Agreement. Phoenix shall not disclose the terms of this Agreement to anyone other than (i) its employees who reasonably acquire such knowledge in the ordinary course and scope of their employment;
              (ii) its agents or representatives whose assigned duties reasonably require such disclosure; or (iii) End-Users, to the extent necessary to distribute the Software. Phoenix shall take all reasonable steps to ensure that the terms of this Agreement are not disclosed further by its employees, agents or representatives or by any End-User, its employees, agents or representatives.

8.2 Software. Phoenix agrees that the Software, together with all materials and knowledge related thereto, obtained by Phoenix pursuant to this Agreement shall be held in confidence and shall not be made available in any form for the use or benefit of any person or entity other than Phoenix and/or End-Users without the prior written consent of LBS. Notwithstanding the foregoing, LBS agrees that Phoenix and/or End-Users shall be permitted to disclose relevant aspects of the Software to their employees and agents to the extent reasonably necessary for Phoenix or End-User use of Software; provided that Phoenix and/or End-User shall take all reasonable steps to ensure that Software are not further disclosed or duplicated. Neither

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              Phoenix  nor  End-Users  shall  allow  any  attachment,  levy,  or execution upon or against the Software, and each shall immediately notify LBS in writing regarding any such attempt.

8.3 Other LBS Information. Phoenix agrees to hold materials and knowledge regarding other LBS Software it is evaluating or reviewing for inclusion in this Agreement, or for general knowledge, as well as all other LBS Proprietary Information, confidential to the same degree as Software. LBS reserves the right to designate in writing, which of its Proprietary Information may be disclosed by Phoenix under the provisions of this Agreement.

8.4 Phoenix Information. LBS and its employees, agents or representatives shall not use, duplicate, or disclose to any third party such Proprietary Information of Phoenix without Phoenix's prior consent, except to the extent reasonably necessary for the performance of LBS obligations under this Agreement. LBS shall take all reasonable steps to ensure Phoenix's Proprietary Information hereunder is not used, duplicated, or disclosed in contravention of this Agreement.

8.5 Disclosure Required by Law. Nothing in this Section shall restrict disclosure by either party required by any applicable law, or regulation, by the order of any court or administrative agency having jurisdiction regarding such matters, or in conjunction with legal due diligence for a pending merger, acquisition or public financing event. However, either party shall promptly upon receiving notice of any required disclosure, notify the other in writing, providing all information and assistance for such party to defend its rights hereunder. LBS acknowledges that Phoenix is a publicly traded corporation and may be required to file this Agreement with the U.S. Securities and Exchange Commission under the disclosure rules and regulations.

8.6 Injunctive Relief. In the event of a breach of the provisions of this clause 8, each party shall be entitled to obtain injunctive or other equitable relief from a court of competent jurisdiction to restrain the use or disclosure of its Proprietary Information. Such remedy shall be in addition to, and not in lieu of, any other remedies provided for in this Agreement.

8.7 Material Breach. Failure to adhere to the provisions of this clause 8 shall be considered a material breach of the Agreement.

8.8 Survival. The confidentiality obligations of this Agreement shall survive its termination.

9.            Warranties

      9.1     Express Warranties

              9.1.1 LBS warrants that it is the lawful owner or licensee of the Software and has the full right and authority to grant the licenses hereunder.

              9.1.2 LBS warrants the for a period of ninety (90) days from the date it is delivered, the media on which the Software is furnished will be free from any material defect in workmanship or material.

              9.1.3 LBS warrants that the Software will perform substantially in accordance with the specifications set forth in the Documentation for a period of ninety (90) days from the date it is delivered. This warranty does not cover, however, any copy of the Software, which has been altered or changed in any way, provided such alteration, or change gave rise to the breach of warranty claim.

              9.1.4 LBS warrants that the Software provided under this Agreement shall be "Year 2000 compliant". Specifically, LBS warrants that the Software will manage and manipulate data involving dates, including single-century formulas and multi-century formulas, and will not cause an abnormally ending scenario within the application or result in the generation of incorrect values involving such dates.

              9.1.5 LBS does not warrant that the functions contained in the Software will meet the requirements of
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              Phoenix or any other party or that the  operation  of the Software will be uninterrupted or error-free. LBS is not responsible for problems caused by changes in, or modifications to, the operating characteristics of any computer hardware or operating system for which the Software is procured, nor is LBS responsible for problems which result from the use of the Software in conjunction with software of Phoenix or third parties or with hardware which is incompatible with the operating system for which the Software is being procured.

              9.1.6  Only an  authorized  officer  of LBS may  grant  additional
              warranties,   which  may  be  binding  on  LBS.  Such   additional
              warranties must be in writing.

              9.1.7 Disclaimer of warranties. Phoenix expressly agrees and acknowledges that the foregoing warranties are in lieu of any and all other LBS warranties express or implied. LBS, on behalf of itself and its suppliers, disclaims any and all other representations or warranties of any kind whatsoever, either express or implied, including, but not limited to, any implied warranty of merchantability or fitness for a particular purpose. Phoenix agrees that the disclaimer is reasonable and that phoenix has had adequate prior opportunity to assess fully the operation and performance of the software. Phoenix shall not take any contrary or inconsistent position.

9.2           The terms of this 9 shall survive termination of this Agreement.


10            Remedies/Limitation of Liability

10.1 Limitation of LBS Liability. To the maximum extent permissible under applicable law, Phoenix agrees that the cumulative liability of LBS and its suppliers for any damages arising from or related to this Agreement, including but not limited to claims for breach of contract, breach of warranty, negligence, or tort, shall not exceed any amount paid by Phoenix to LBS for the Software which gave rise to said claim.

10.2 Liability Disclaimer. To the maximum extent permissible under applicable law, LBS, on behalf of itself and its suppliers, disclaims any and all liability for special, incidental or consequential damages (including loss of profits) arising from or related to this Agreement or with respect to the installation, implementation, customization, use, operation or support of the Software even if LBS or its suppliers have been apprised of the possibility of such damages.

10.3 Time Limitation. Any legal proceeding based upon this Agreement must be instituted within two (2) years of the date the cause of action first accrued.

10.4 Allocation of Risk. Both parties acknowledge that the allocation of risk contained in this 10 is reflected in the price for the Software and is also a reasonable recognition of the fact that the Software cannot be tested in every possible combination and it is not within LBS's control how and for what purpose the Software are used by Phoenix or End-Users.

10.5 Survival. The terms of this clause 10 shall survive termination of this Agreement.

11            Term/Termination

11.1 Term. This Agreement shall continue until terminated pursuant to this clause 11, or by the mutual written agreement of the parties. Any expiration or termination of the term will be final and absolute. Phoenix waives any right, either express or implied by applicable law or otherwise, to renewal of this Agreement or to any damages or compensation for the expiration or termination of the term in accordance with this clause 11. Each of the parties has considered the possibility of such expiration or termination and the possibility of loss and damage resulting therefrom in making expenditures pursuant to the performance of this

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                                                Confidential Treatment Requested

              Agreement. It is the express intent and agreement of the parties that neither will be liable to the other for damages or otherwise by reason of the expiration or termination of the term as provided for herein.

11.2 Insolvency, Bankruptcy, etc. If either party becomes insolvent, fails to pay, or admits in writing its inability to pay, debts as they become due; or if either party applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such party or for a substantial part of such party's property; or makes a general assignment for the benefit of creditors; or, if a trustee, receiver or other custodian is appointed for such party or for a substantial part of such party's property and is not discharged within sixty (60) days; or if any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy law, or any dissolution or liquidation proceeding is commenced by, consented to, or acquiesced in by such party and remains for sixty (60) days undismissed; or, if either party ceases to conduct its business in the normal course, this Agreement may be terminated by the other party immediately upon written notice without penalty of any kind.

11.3 Breach of Agreement. In the event either party fails to perform any of its material obligations hereunder, the other may notify the non-complying party in writing of the breach. If the non-complying party fails to remedy the breach within thirty (30) days from receipt of such notice, or, if the breach is not remediable within such period and the party in breach has not undertaken and thereafter diligently and successfully pursued significant efforts to cure the breach, the non-breaching party may immediately terminate this Agreement upon written notice to the non-complying party. This right to terminate shall be in addition to, and shall in no way limit the non-breaching party from pursuing other relief, except as otherwise limited herein.

11.4 Notice. Either party may terminate this Agreement at any stage by giving the other three months notice in writing of its intention to terminate. Notwithstanding termination by LBS under this clause
              11.4 or clause 11.1 Phoenix may continue to pursue any potential customer to whom Phoenix has an outstanding proposal for an End-User licence for a period of six (6) months following the termination notice. At the expiration of the aforementioned period Phoenix shall transfer details of the potential customer to LBS. Phoenix will provide a list of all outstanding proposals upon receipt of the termination notice

11.5 Effect of Termination. Termination of this Agreement for any reason shall immediately terminate Phoenix's licence and rights under this Agreement and Phoenix shall return to LBS all proprietary materials, and other materials developed by or belonging to LBS which have been received by Phoenix pursuant to this Agreement. Termination of this Agreement shall not relieve either party of its obligations to make immediate and full payment to the other for any amounts then due and/or payable.

11.6 Maintenance. In the event of termination by LBS under clauses 11.2, 11.3, 11.7, and/or 11.8 Phoenix shall assign all rights and obligations under any agreement for Maintenance which cover the Software including the right to be paid and collect Maintenance fees for the Software. If Phoenix cannot for contractual reasons assign such rights and obligations to LBS, Phoenix will sub-contract such rights to LBS and Phoenix shall pay LBS all Maintenance fees in respect of the Software in the prime contract. For the avoidance of doubt the provisions of clause 11.5 apply in the event of Maintenance rights being sub-contracted.

              In the event of termination by LBS under clause 11.4 Phoenix may retain the Software as necessary to fulfill its obligations under the remaining term of any End-User agreement for Maintenance, such agreements may not be extended.

11.7          Takeover/Merger. If Phoenix is the subject of a takeover or merger
              LBS  may  in  its  sole   discretion   terminate   this  Agreement
              immediately.

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12            Indemnification

12.1 Indemnification of Phoenix. LBS will defend or settle, at its own expense but under its sole direction and contingent on Phoenix's total cooperation, any claim alleging that any Software in its unmodified form infringes any patent, trademark or copyright. If any LBS Software becomes the subject of such a claim, LBS reserves the right, at its sole option, to either (i) modify or replace the affected parts so the LBS Software become non-infringing, (ii) obtain for Phoenix and any End-Users the right to continue to use the Software, or (iii) terminate this Agreement immediately if options (i) and (ii) listed above are commercially impracticable.

              LBS will indemnify and hold Phoenix harmless against any award of costs and/or damages brought against Phoenix arising out of LBS's failure to comply with its obligations to provide level 2 and higher maintenance support.

              In no event shall Phoenix settle any such claim, lawsuit, or proceeding without LBS's prior approval in writing, and LBS shall have no liability for any such unapproved settlement so made. This clause states the entire liability of LBS for any infringement involving the LBS Software.

12.2 Indemnification of LBS. Phoenix, on behalf of itself and its agents, will indemnify and hold harmless any award of costs and damages brought against LBS to the extent that it is (i) based on a claim regarding the installation or configuration of Software by Phoenix or its agents; or (ii) based on a claim regarding modification, translation, customization or localization to the Software by Phoenix or its agents. Phoenix shall have the right to control the defence of all such claims, lawsuits, and other proceedings. In no event shall LBS settle any such claim, lawsuit, or proceeding without Phoenix's prior approval, and Phoenix shall have no liability for any such unapproved settlement so made.

12.3          Survival.   The   provisions  of  this  clause  12  shall  survive
              termination of the Agreement for any reason.

13            Dispute Resolution/Arbitration

13.1 Dispute Resolution/Arbitration Procedures. If a dispute arises out of or relates to this Agreement or a breach thereof, and if said dispute cannot be settled through direct discussions, the parties agree to first endeavour to settle the dispute in an amicable manner by mediation. Thereafter, any unresolved claim arising out of or relating to this Agreement, or a breach thereof, shall be referred to a sole arbitrator ("the Arbitrator")

              (i) The arbitration shall be held in London.

              (ii) The Arbitrator shall be appointed by the parties or failing agreement, by the President for the time being of the Chartered Institute of Arbitrators.

              (iii) The procedure shall be agreed by the parties, or failing agreement, determined by the Arbitrator.

              (iv) If either party fails to comply with any procedural order made by the Arbitrator, the Arbitrator shall have the power to proceed in the absence of that party and deliver the award

              (v) Neither party shall request or be awarded punitive or exemplary damages of any kind.

This 13 shall survive termination of this Agreement.

14            Miscellaneous General Provisions

14.1 Personnel. Personnel of LBS and Phoenix are not, nor shall they be deemed to be, employees of the other. Each party shall be and remain an independent contractor and nothing herein shall be deemed to constitute the parties as partners. Neither party shall have any authority to act, or attempt to act, or represent itself directly or by implication, as an agent or in any manner assume or create any obligation on behalf of or in the name of the other, nor shall either be deemed the agent or employee of the other. Phoenix shall have no authority to appoint any other dealer or re-marketer of the LBS Software. Each party will be solely

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                                                Confidential Treatment Requested

              responsible for payment of all compensation, employment-related taxes, and insurance regarding its respective personnel. Each party shall be solely liable for any claims made by its personnel for injuries to persons or property damage during the performance of services hereunder. Each party agrees for the term of this Agreement and for two years after termination not to hire, solicit for employment or otherwise encourage any personnel or sub-contractor of the other to leave their employment.

              14.2.1 Force Majeure. Neither party shall be liable for delays in its performance hereunder due to causes beyond its reasonable control, including but not limited to, acts of God, acts of public enemy, acts of government or courts of law or equity, civil war, insurrection or riots, fires, floods, explosions, earthquakes or other casualties, strikes or other labour troubles.

14.3 Notice. All notices given to either party, shall be by certified mail or by regular overnight delivery service, addressed as follows:

              For Phoenix:                      For LBS:

              Phoenix International Limited Inc London Bridge Software Limited,
              500 International Parkway         16th Floor, New London
                                                Bridge House
              Heathrow                          25 London Bridge Street
              Florida                           London
              32746                             SE1 9SG
              USA                               Marked for the attention of
                                                Eric Watkins, Company Solicitor

14.4 Successors. No assignment or transfer of this Agreement or any right or privilege granted hereunder, including any assignment by operation of law pursuant to a merger, liquidation, foreclosure, or involuntary sale in bankruptcy, shall be permitted of Phoenix or shall be effective or binding on LBS without LBS's prior written consent. Subject to the foregoing limitation, this Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors, and assigns.

14.5 Validity of Agreement. If any provision of this Agreement shall be held illegal, unenforceable, or in conflict with any law of a federal, state, or local government having jurisdiction over this Agreement, the validity of the remaining portions or provisions hereof shall not be affected thereby.

14.6 Governing Law. This Agreement shall be construed in accordance with and governed by the law of England and Wales and each party agree to submit to the non-exclusive jurisdiction of the courts of England and Wales. Headings have been included for convenience only and shall not be used in construing any provision in this Agreement.

14.7 Amendments in Writing. No amendment, modification, or waiver of any provision of this Agreement shall be effective unless it is set forth in a writing that refers to this Agreement (must include Agreement Number) and the provisions so affected and is executed by an authorized representative of both parties. No failure or delay by either party in exercising any right, power, or remedy will operate as a waiver of any such right, power, or remedy.

14.8 Expiration. This Agreement shall be valid only if executed by both parties within thirty (30) days of first execution.

14.9 Entire Agreement. This Agreement and its attached Schedules constitute the entire agreement between the parties regarding the subject matter; superseding all previous communications, representations or agreements, either written or oral, with respect to the subject matter.

14.10 Survival. The terms of this 14 shall survive termination of this Agreement.

15            Schedule

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15.1          The following Schedules are incorporated by reference:

              Schedule A    Runtime and ADE Service Description.
              Schedule B    Software Price list.


IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date below.

      Phoenix:                             LBS:
      BY:/s/ Raju M. Shivdasani            BY: /s/

      NAME:  Raju M. Shivdasani            NAME:
                                                  ------------------

      TITLE: President and COO             TITLE:
                                                  ------------------

      DATE:  2/14/2000                     DATE:
                                            ------------------


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                                                Confidential Treatment Requested


                               Pricing to Phoenix
                               ------------------

      SOFTWARE PRICING:

      During the term of this Agreement Phoenix may order Software from LBS in accordance with the terms and conditions of this Agreement at a price of ****% of the retail price list as established by LBS from time to time.

      MAINTENANCE PRICE LIST:

      LBS's standard rate for Maintenance services is a percentage of the list (non-discounted) price of the Software and appears at hereafter. Maintenance fees for any Software acquired during an existing Maintenance Period are prorated so as to be co-terminus with the then existing Maintenance period. Maintenance for the first year for any End-User is mandatory.

      Prior to Phoenix's provision of first level support as described at clause
      5.1.9 hereof LBS will provide all Maintenance Service to End-Users and LBS shall receive **** per cent (****%) of the applicable Maintenance fees. Once Phoenix has contracted directly with the End-User for the provision of maintenance service and is providing first line maintenance service direct to the End-User Phoenix may retain **** per cent (****%) of the Maintenance fee and shall pay to LBS within thirty (30) days from the date of commencement of the maintenance service to the End-User **** percent (****%) of the maintenance fees which the End-User owes for the applicable maintenance period. All maintenance fees are payable annually in advance.

      The parties shall as soon as reasonably possible agree on mutually acceptable terms and conditions, including payment terms, for the use of the Software by Phoenix in a service bureau capacity in Phoenix's U.S. application service centers.


**** Omitted pursuant to a request for confidential treatment and filed separately with the Commission

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                                   Schedule A

                                Runtime Licensee

                                Standard Support

                               Service Description

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                                    Contents

Contents...........................................................14



Vectus Runtime Licensee Standard Support Service Description.......15
         Customer Support..........................................15
         Incident Logging..........................................15
                  Excluded elements................................15
                  Classification of incidents......................15
                  Response times...................................16
         Remote access.............................................16
         On-site support...........................................16
         Escalation................................................16
         Customer responsibilities.................................17
                  Documentation....................................17
                  Co-operation.....................................17
                  Single point of contact..........................17
         Cover Periods.............................................17
                  Christmas and New Year period.. .................17
         New Versions, Intermediate Upgrades and Maintenance
                  Releases.........................................17
                  New Versions.....................................17
                  Intermediate Upgrades............................18
                  Maintenance Releases.............................18
         Web Site..................................................18

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          Vectus Runtime Licensee Standard Support Service Description

London Bridge Software Holdings plc (LBSH) provide Customer Support as described in this document for the Customer's accredited users of the Vectus(R) Runtime for the purpose of such accredited users running Vectus Applications internally or in support of the Vectus Runtime sold to end Customers.

Support is provided for the Vectus Runtime, and not for the Vectus ADE or Vectus Applications, which are subject to separate support arrangements. Nothing in this document shall require LBSS to support directly or indirectly any end Customer.

LBSH has a policy of ongoing development and reserves the right to amend this document from time to time.

     Customer Support
     ----------------
Customer Support is the first point of contact with LBSH to resolve any incidents. In addition to the incident logging and resolution procedures outlined below, Customer Support can provide general advice and guidance on functionality. Advice and guidance offered is confined to aspects, which may reasonably be discussed in a telephone conversation of up to 15 minutes.

     Incident Logging
     ----------------
Incidents are logged with Customer Support explaining the incident and providing examples. This can be done by telephone using the dedicated support line, by e-mail, fax, post or LBSH web site. Use of the dedicated support line should be reserved for high priority incidents, with other methods being preferable for lower priority incidents.

Details to be reported include:
         Customer contact name, company and telephone number User Name, company and telephone number (if different from above) Version number in use (including build and patch, where applicable)
         Priority
         Incident description including:
                  GUI (i.e. Toolbook or VB)
                  Case RDBMS
                  Operating System
                  Expected behaviour
                  Actual  behaviour
                  Error  messages  displayed
                  User action prior to the incident
                  User action after experiencing the incident
                  Number of users experiencing the incident

     Customer Support may not be able to log the incident if any of the above information is not provided.

                                Excluded elements
Incidents occurring in the following situations are outside the scope of the service:
         When intermediate upgrades or maintenance releases have not been applied
         Malicious intent
         Inappropriate use of Vectus
         Where Vectus is integrated with third party components and those components are changed without an appropriate Vectus change having been implemented, for example, changing versions of the Word Processor used Problems caused by faults in third party components, for example, hard disks, printers or databases
         Problems with or assistance on third-party components (unless specified when ordering the Support Service)

                           Classification of incidents
Incidents are classified with one of the following priorities:

Section 1         Priority A

         Inoperable or service so reduced as to be unusable
         Time critical job stopped

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         Data  corruption  problems that cannot be contained and could lead to a significant loss of data with no feasible work-around

Section 2         Priority B
         Important job stopped, or time-critical job at risk Important component unusable Data corruption problems that cannot be contained Malfunction having frequent and major impact

Section 3         Priority C
         Non urgent or intermittent incident causing inconvenience
         An incident which has no current impact, or for which a locally identified cure or circumvention is available, that is passed on for information only to ensure registration of the incident and clearance as appropriate
                                 Response times
Target times are in working days except where stated otherwise:

------------------------------------------------ -------------------- --------------------- --------------------
                                                                      Priority
------------------------------------------------ -------------------- --------------------- --------------------
Action                                           A                    B                     C
------------------------------------------------ -------------------- --------------------- --------------------
Start investigation                              + 15 mins            + 1 hour              + 2 days
------------------------------------------------ -------------------- --------------------- --------------------
Initial response / request for  information      + 1 hour             + 3 hours             + 3 days
------------------------------------------------ -------------------- --------------------- --------------------
Work around / temporary avoidance                + 2 hours            + 5 hours             + 4 days
------------------------------------------------ -------------------- --------------------- --------------------
Outline  plan of action                          + 4 hours            + 8 hours             + 4 days
------------------------------------------------ -------------------- --------------------- --------------------
Intermediate  progress  report  /  request  for  + 8 hours            + 1 day               + 6 days
further information
------------------------------------------------ -------------------- --------------------- --------------------
Despatch On-site Support (if req'd)              + 1 days             + 2 days              N/A
------------------------------------------------ -------------------- --------------------- --------------------
Advise full solution                             + 2 days             + 4 days              + 10 days
------------------------------------------------ -------------------- --------------------- --------------------
Ongoing progress reports                         Daily                Weekly                Weekly
------------------------------------------------ -------------------- --------------------- --------------------
Provide full solution                            + 3 days             Next     Maintenance  Next   Intermediate
                                                                      Release               Upgrade
------------------------------------------------ -------------------- --------------------- --------------------
Follow up                                        + 5 days             N/A                   N/A
------------------------------------------------ -------------------- --------------------- --------------------

Times relate to the Cover Period. For example, a Priority A incident logged at 14:30 on a Friday afternoon is due for an outline plan of action by 10:00 on the following Monday.

  Remote access
  -------------
In the course of incident investigation, it may be necessary for Customer Support to access the Customer's system directly. The Customer shall make available a modem connection into a PC connected to the Customer's network to allow remote access and file transfer. The communications package used for this must be agreed with Customer Support, to ensure compatibility. The cost of the hardware and software for the modem link is not included in the Support Service.

When access is required, Customer Support agrees this with the Customer prior to the link being established. The link is then made available to Customer Support.

Failure to provide remote access may make it impossible for Customer Support to achieve the above response times.

  On-site support
  ---------------
If it becomes apparent that an incident cannot be resolved over the telephone or by remote access, Customer Support will, where possible, provide a software patch. If this fails to resolve the problem, or this course of action is deemed inappropriate, then LBSH may agree to provide on-site support within Great Britain.

  Escalation
  ----------
     At any stage during the life of an incident, enquiries may be made on the current status of an incident. Use of the dedicated support line should be reserved for high priority incidents, with other methods being preferable for lower priority incidents.

If the Customer finds that an incident is more serious than originally agreed, the incident may be escalated to the appropriate priority by agreement with Customer Support.

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If an incident is not resolved  within the target time scale, it is escalated to the next highest priority, unless an extension is agreed with the Customer.

If an incident is or becomes Priority A, then the Support Services Manager is informed to monitor progress on a daily basis.

     If a Priority A incident is not resolved within the target time scale, a LBSH Director is informed to monitor progress to final resolution.

     Customer responsibilities
     -------------------------
                                  Documentation
In order that incidents are resolved as quickly as possible the Customer shall supply accurate documentation covering:

         System and configuration details including hardware specification, basic systems and software set-up and versions
         Details on modem access and security
         System Change management procedures that advise Customer Support of any proposed changes to the system such as software version changes, hardware upgrades etc.

                                  Co-operation
Co-operate with Customer Support by taking reasonable actions in accordance with requests for the purpose of:
         Ensuring that incidents have been caused by an error in Vectus Reporting all such incidents to Customer Support
         Extracting and supplying information, in electronic or hardcopy format, which Customer Support require to progress incidents
         Ensuring that all intermediate upgrades and maintenance releases are applied
         Informing Customer Support when corrective actions have been tested successfully

                             Single point of contact
The Customer will:
         Provide a single point of contact where  Customer  Support can progress
         incidents   and  deliver   releases
         Be able to extract and supply electronically diagnostic information which Customer Support may require in order to help resolve incidents Own and control Customer responsibilities for incident progression e.g. service management, modem access etc.
         Be an accredited Vectus user for Runtime and Support & Administration purposes
   Cover Periods
   -------------
Cover is during normal office hours:

         Monday - Friday   09:00 - 17:30
                          Christmas and New Year period
The main LBSH office closes from Christmas Day to New Years day inclusive. During this period, a priority service is available:

Section 4         Christmas, Boxing and New Years Day
         Customer Support is closed.
Section 5         Weekdays between Boxing Day and New Years Day
         Customer Support is open from 9am to 5pm when incidents may be logged. Any Priority A incidents are progressed in line with the above response times. All other incidents are progressed from 2nd January or the next working day.

     New Versions, Intermediate Upgrades and Maintenance Releases
      -----------------------------------------------------------
                                  New Versions
New versions are released, from time to time, at intervals of approximately 12 - 24 months. These versions are usually designated by a whole number increment in the version number (e.g. Version 4 changes to Version 5).

From Version 3 onwards, existing Customers can upgrade to a new version for a percentage of the then current list price of such new version, when the new version comes under the terms of the existing Support Service. Linear upgrade paths are provided for at least two such versions (e.g. from Version 3 to Version 4 and from Version 4 to Version 5). Customer Support is available on the current version and the two previous versions (e.g. Version 5, Version 4 and Version 3).


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New versions  contain new  functionality  and existing  applications may require modification to take advantage of such functionality.

Moving from Version 2 to Version 3 requires application re-engineering, which LBSH can undertake by agreement.

                              Intermediate Upgrades
Intermediate upgrades are released at intervals of approximately 3 to 6 months. These upgrades may introduce new functionality and / or fix notified problems. Such upgrades are designated by incrementing the decimal number (e.g. from Version 4.1 to Version 4.2). Upgrade paths are supplied for each intermediate release, although existing applications may need modification to take advantage of new functionality.

Provision of intermediate upgrades is included in the Standard Support Service.

                              Maintenance Releases
Maintenance releases are designated by incrementing the second decimal in the version number (e.g. from Version 4.1.2 to Version 4.1.3). Maintenance releases are made outside the normal release programme to correct any notified faults.

Provision of maintenance releases is included in the Standard Support Service.

New releases are supplied by Customer Support, who assume control of such releases, including agreeing how and when they are delivered. Such releases are delivered, together with appropriate release documentation, on magnetic medium or by modem.

Release  documentation  includes,  inter alia, the  following:  Changes and / or
         fixes  in  this  release  Any  changes  to  the  environment   required
         Installation instructions Known bug list

Subsequent releases assume that all previous releases have been correctly installed.

   Web Site
   --------
The release schedule, the planned contents of the next release and a list of known faults are held the Vectus web site, which can also be used for logging incidents. Fixes for Priority A faults are also made available via the web site.

Access is granted to the nominated contact by means of Passwords issued by Customer Support.

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                                 GRAHIC OMITTED







                                  ADE Licensee

                                Standard Support

                               Service Description

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                                    Contents

Contents................................................................20


Vectus ADE Licensee Standard Support Service Description................21
         Customer Support...............................................21
         Incident Logging...............................................21
                  Excluded elements.....................................21
                  Classification of incidents...........................21
                  Response times........................................22
         Remote access..................................................22
         On-site support................................................22
         Escalation.....................................................22
         Customer responsibilities......................................23

                  Documentation.........................................23
                  Co-operation..........................................23
                  Single point of contact...............................23
         Cover Periods..................................................23
                  Christmas and New Year period.........................23
         New Versions, Intermediate Upgrades and Maintenance Releases...23
                  New Versions..........................................23
                  Intermediate Upgrades.................................24
                  Maintenance Releases..................................24
         Web Site.......................................................24

                                                Confidential Treatment Requested

Vectus ADE Licensee Standard Support Service Description
London Bridge Software Holdings (LBSH) provide Customer Support as described in this document for the Customer's accredited users of the Vectus(R) Application Development Environment (ADE) for the purpose of such accredited users developing Vectus Applications for internal use or Applications for onward sale to end Customers.

Support is provided for the Vectus ADE, and not for the Vectus Runtime or for Vectus Applications developed under it which are subject to separate support arrangements. Nothing in this document shall require LBSH to support directly or indirectly any end Customer.

LBSH has a policy of ongoing development and reserves the right to amend this document from time to time.

     Customer Support
     ----------------
Customer Support is the first point of contact with LBSH to resolve any incidents. In addition to the incident logging and resolution procedures outlined below, Customer Support can provide general advice and guidance on functionality. Advice and guidance offered is confined to aspects that may reasonably be discussed in a telephone conversation of up to 15 minutes.

     Incident Logging
     ----------------
Incidents are logged with Customer Support explaining the incident and providing examples. This can be done by telephone using the dedicated support line, by e-mail, fax, post or LBSH web site. Use of the dedicated support line should be reserved for high priority incidents, with other methods being preferable for lower priority incidents.

Details to be reported include:
         Customer contact name, company and telephone number User name, company and telephone number (where different from above) Version number in use (including build and patch, where applicable) Priority Incident description including:

                  GUI (i.e. Toolbook or VB)
                  Case RDBMS
                  Operating System
                  Flow components necessary to reproduce the incident (e.g. Function, In Tray)
                  Expected behaviour
                  Actual behaviour
                  Error messages displayed

     Customer Support may not be able to log the incident if any of the above information is not provided.

                                Excluded elements
Incidents occurring in the following situations are outside the scope of the service: When intermediate upgrades or maintenance releases have not been applied
         Malicious intent
         Inappropriate use of Vectus
         Where Vectus is integrated with third party components and those components are changed without an appropriate Vectus change having been implemented, for example, changing versions of the Word Processor used Problems caused by faults in third party components, for example, hard disks, printers or databases
         Problems with or assistance on third-party components (unless specified when ordering the Support Service)

                           Classification of incidents
Incidents are classified with one of the following priorities:

Section 6         Priority A
         Inoperable, or so reduced as to be unusable, and an important, time critical project stopped
         Data corruption problems that cannot be contained and could lead to a significant loss of data with no feasible work-around

Section 7         Priority B
         Important or time critical project at risk
         Important component unusable
         Data corruption  problems that cannot be contained

                                                Confidential Treatment Requested

 Malfunction  having frequent and major impact

Section 8    Priority C
         Non urgent or intermittent incident causing inconvenience
         An incident which has no current impact, or for which a locally identified cure or circumvention is available, that is passed on for information only to ensure registration of the incident and clearance as appropriate

                                 Response times

Target times are in working days except where stated otherwise:

                                    Priority

------------------------------------------------ -------------------- --------------------- --------------------
Action                                           A                    B                     C
------------------------------------------------ -------------------- --------------------- --------------------
Start investigation                              + 30 mins            + 3 hours             + 2 days
------------------------------------------------ -------------------- --------------------- --------------------
Initial response / request for  information      + 1 hours            + 6 hours             + 3 days
------------------------------------------------ -------------------- --------------------- --------------------
Work around / temporary avoidance                + 4 hours            + 1 day               + 4 days
------------------------------------------------ -------------------- --------------------- --------------------
Outline  plan of action                          + 6 hours            + 1 day               + 4 days
------------------------------------------------ -------------------- --------------------- --------------------
Involve Technical Support (if req'd)             + 7 hours            + 2 days              + 5 days
------------------------------------------------ -------------------- --------------------- --------------------
Intermediate  progress  report  /  request  for  + 1 day              + 3 days              + 6 days
further information
------------------------------------------------ -------------------- --------------------- --------------------
Despatch On-site Support (if req'd)              + 2 days             + 4 days              N/A
------------------------------------------------ -------------------- --------------------- --------------------
Advise full solution                             + 3 days             + 6 days              + 10 days
------------------------------------------------ -------------------- --------------------- --------------------
Ongoing progress reports                         Daily                Weekly                Weekly
------------------------------------------------ -------------------- --------------------- --------------------
Provide full solution                            + 5 days             Next     Maintenance  Next   Intermediate
                                                                      Release               Upgrade
------------------------------------------------ -------------------- --------------------- --------------------
Follow up                                        + 7 days             N/A                   N/A
------------------------------------------------ -------------------- --------------------- --------------------

Times relate to the Cover Period. For example, a Priority A incident logged at 14:30 on a Friday afternoon is due for an outline plan of action by 10:00 on the following Monday.

     Remote access
     -------------
In the course of incident investigation, it may be necessary for Customer Support to access the Customer's system directly. The Customer shall make available a modem connection into a PC connected to the Customer's network to allow remote access and file transfer. The communications package used for this must be agreed with Customer Support, to ensure compatibility. The cost of the hardware and software for the modem link is not included in the Support Service.

When access is required, Customer Support agrees this with the Customer prior to the link being established. The link is then made available to Customer Support.

Failure to provide remote access may make it impossible for Customer Support to achieve the above response times.

     On-site  support
     ----------------
     If it becomes apparent that an incident cannot be resolved over the telephone or by remote access, Customer Support will, where appropriate, provide a software patch. If this fails to resolve the problem, or this course of action is deemed inappropriate, then LBSH may agree to provide on-site support within Great Britain.

     Escalation
     ----------
     At any stage during the life of an incident, inquiries may be made on the current status of an incident. Use of the dedicated support line should be reserved for high priority incidents, with other methods being preferable for lower priority incidents.

If the Customer finds that an incident is more serious than originally agreed, the incident may be escalated to the appropriate priority by agreement with Customer Support.

If an incident is not resolved within the target time scale, it is escalated to the next highest priority, unless an extension is agreed with the Customer.

                                                Confidential Treatment Requested

If an incident is or becomes Priority A, then the Support Services Manager is informed to monitor progress on a daily basis.

     If a Priority A incident is not resolved within the target time scale, a LBSH Director is informed to monitor progress to final resolution.

     Customer responsibilities
     -------------------------
                                  Documentation
In order that incidents are resolved as quickly as possible the Customer shall supply accurate and up to date documentation covering:

         System and configuration details including hardware specification, basic systems and software set-up and versions
         Details on modem access and security
         System Change  management  procedures that advise Customer
         Support of any proposed changes to the system such as software version changes, hardware upgrades etc.

                                  Co-operation
Co-operate with Customer Support by taking reasonable actions in accordance with requests for the purpose of:
         Ensuring that incidents have been caused by an error in Vectus Reporting all such incidents to Customer Support
         Extracting and supplying information, in electronic or hardcopy format, which Customer Support require to progress incidents
         Ensuring that all intermediate upgrades and maintenance releases are applied
         Informing Customer Support when corrective actions have been tested successfully

                             Single point of contact
The Customer will:
         Provide a single point of contact where  Customer  Support can progress
         incidents   and  deliver   releases
         Be able to extract and supply electronically diagnostic information which Customer Support may require in order to help resolve incidents Own and control Customer responsibilities for incident progression e.g. service management, modem access etc.
         Be an accredited Vectus user for Application Development and Support & Administration purposes

Cover Periods
--------------
Cover is during normal office hours:
         Monday - Friday   09:00 - 17:00

                          Christmas and New Year period
The main LBSH office closes from Christmas Day to New Years day inclusive. During this period, a priority service is available:

Section 9
           Christmas, Boxing and New Years Day
           Customer Support is closed.

Section 10
         Weekdays between Boxing Day and New Years Day
         Customer Support is open from 9am to 5pm when incidents may be logged. Any Priority A incidents are progressed in line with the above response times. All other incidents are progressed from 2nd January or the next working weekday.

          New Versions, Intermediate Upgrades and Maintenance Releases
          ------------------------------------------------------------
                                  New Versions
New versions are released, from time to time, at intervals of approximately 12 - 24 months. These versions are usually designated by a whole number increment in the version number (e.g. Version 4 changes to Version 5).

From Version 3 onwards, existing Customers can upgrade to a new version for a percentage of the then current list price of such new version, when the new version comes under the terms of the existing Support Service. Linear upgrade paths are provided for at least two such versions (e.g. from Version 3 to Version 4 and from Version 4 to Version 5). Customer Support is available on the current version and the two previous versions (e.g. Version 5, Version 4 and Version 3).

New versions contain new functionality and existing applications may require modification to take advantage of such functionality.

Moving from Version 2 to Version 3 requires application re-engineering, which LBSH can undertake by agreement.

                                                Confidential Treatment Requested

                              Intermediate Upgrades
Intermediate upgrades are released at intervals of approximately 3 to 6 months. These upgrades may introduce new functionality and / or fix notified problems. Such upgrades are designated by incrementing the decimal number (e.g. from Version 4.1 to Version 4.2). Upgrade paths are supplied for each intermediate release, although existing applications may need modification to take advantage of new functionality.

Provision of intermediate upgrades is included in the Standard Support Service.

                              Maintenance Releases
Maintenance releases are designated by incrementing the second decimal in the version number (e.g. from Version 4.1.2 to Version 4.1.3). Maintenance releases are made outside the normal release programme to correct notified faults.

Provision of maintenance releases is included in the Standard Support Service.

New releases are supplied by Customer Support, who assume control of such releases, including agreeing how and when they are delivered. Such releases are delivered, together with appropriate release documentation, on magnetic medium or by modem.

Release documentation includes, inter alia, the following: Changes and / or fixes included in this release Any changes to the environment required Installation instructions Known bug list

Subsequent releases assume that all previous releases have been correctly installed.

     Web Site
     --------
The release schedule, the planned contents of the next release and a list of known faults are held on the Vectus web site, which can also be used for logging incidents. Fixes for Priority A faults are also made available via the web site.

Access is granted to the nominated contact by means of Passwords issued by Customer Support.

                                                Confidential Treatment Requested

Schedule B

The structure of this price list is now fixed, unless someone comes up with a show-stopping reason why it cannot work. However, the amounts could be subject to change if people have experience/knowledge which means they should be changed. This is particularly true in the areas of "Modules based on Web access" and "Developers" licenses.

Vectus Engine

                      Single App      Additional Apps  Full-Use
First 20 users         $ ****         $ ****             $ ****     ****%
20 - 100 users         $ ****         $ ****             $ ****     ****%
101 - 200 users        $ ****         $ ****             $ ****     ****%
200 +                  $ ****         $ ****             $ ****     ****%

In order to get value based pricing on the engine we need to take into account "case" volumes.

if they buy  20 usersthat allows them to process 400,000    cases/annum  :-



                        50 users                              1,000,000

                       100 users                              2,000,000

                       200 users                              4,000,000



If they need to process more than their number of users allows they can be licensed to process additional case volume, in blocks of 100,000 cases, at the following rates:-

             between 400k and 1,000,000           $ ****       per 100,000 cases

             between 1,000,000 and 4,000,000      $ ****

             beyond 4,000,000                     $ ****

This gives them a license to use the Vectus engine for a number of named users and to process a number of cases for one or more applications, with desktop access. Also included is a license to use:-

                                   C-API interface
                                   Corba interface
                                   Com interface
                                   VB run-time interface


**** Omitted pursuant to a request for confidential treatment and filed separately with the Commission

                                                Confidential Treatment Requested

Web access for Vectus Engine

Where people want web access to the engine we will charge a one-off fee of $**** plus an additional $**** per processor for each processor accessing the engine

Batch access for Vectus Engine

Where people want access to the engine we will charge a one-off fee of **** for the Vectus Batch Service Manager


**** Omitted pursuant to a request for confidential treatment and filed separately with the Commission

                                                Confidential Treatment Requested

Modules based on Engine license

The following modules will be priced at the same user level as the engine. So, for instance, if the engine is licensed for the equivalent of 100 users these modules will be charged at 100 users :

                                          20        21-100     101-200     201+



Database-Link (first database)           $****      $****      $****     $ ****

Database-Link (subsequent d/b's)         $****      $****      $****     $ ****



CTI-Link (first)                         $****      $****      $****     $ ****

CTI-Link (subsequent)                    $****      $****      $****     $ ****



Image-Link (first)                       $****      $****      $****     $ ****

Image-Link (subsequent)                  $****      $****      $****     $ ****


Bureaux-Link (first bureau)              $****      $****      $****     $ ****

Bureaux-Link (subsequent bureau)         $****      $****      $****     $ ****

where additional case volume has been licensed for the engine an additional charge will be added of $**** per 100,000 cases.

Decision Master                       $****      $****      $****     $ ****

where additional case volume has been licensed for the engine an additional charge will added of $ per 100,000 cases

Outlook plug-in run-time interface    $****      $****      $****     $ ****

Modules based on Web access license

The following modules will be priced at the same level as the web access license. So, for instance, if the engine is licensed for three processors these modules will be charged at the same level:-

**** Omitted pursuant to a request for confidential treatment and filed separately with the Commission

                                                Confidential Treatment Requested

                                       1st proc           2-9 procs          10+



Java Interface                         $****               $****          $****



Vectus ASP/HTML Interface              $****               $****          $****



Vectus-X                               $****               $****          $****



Vectus Applets                         $****               $****          $****



Vectus Call Centre                     $****               $****          $****


**** Omitted pursuant to a request for confidential treatment and filed separately with the Commission

                                                Confidential Treatment Requested

Developers Licenses

ADE                        $****           16 user license

                           $****           4 user license


Vectus X                   $**** per developer

Vectus Applets             $**** per developer

Vectus ASP/HTML            $**** per developer



Bureaux-Link               $**** per developer

CTI-Link                   $**** per developer



Image-Link                 $**** per developer

Decision Master            $**** per developer

Functions pack             $*** per developer
                                      [No support offered on this product]

Rains

QAS

GB

Bank Wizard


**** Omitted pursuant to a request for confidential treatment and filed separately with the Commission